Exhibit 99.1

News release

FOR IMMEDIATE RELEASE

SANDY SPRING BANCORP REPORTS NET INCOME OF $10.8 MILLION FOR THE FIRST QUARTER

OLNEY, MARYLAND, April 21, 2016 — Sandy Spring Bancorp, Inc., (Nasdaq-SASR) the parent company of Sandy Spring Bank, today reported net income for the first quarter of 2016 of $10.8 million ($0.45 per diluted share) compared to net income of $11.2 million ($0.45 per diluted share) for the first quarter of 2015 and net income of $12.8 million ($0.52 per diluted share) for the fourth quarter of 2015.

“Our financial performance in the first quarter was driven by our consistently balanced growth in all lending areas and ongoing deposit gathering efforts. Because of this growth and its positive impact on our net interest income, it allowed us to execute on certain initiatives that initially reflect a lower net income for the quarter when compared to the prior year quarter,” said Daniel J. Schrider, President and Chief Executive Officer.

“We expect these initiatives, such as the early payoff of $40 million in high cost FHLB advances and the sale of a portfolio of wealth assets under management, to make a positive contribution to future earnings and also improve our ability to deliver our products and services in a more efficient manner,” said Schrider.

First Quarter Highlights:

•	Total loans increased 13% compared to the first quarter of 2015 and 2% compared to the fourth quarter of 2015. Growth over the prior year was 10% or better in both the residential mortgage and commercial loan portfolios.

•	Combined noninterest-bearing and interest-bearing transaction account balances increased 7% to $1.7 billion at March 31, 2016 as compared to $1.5 billion at March 31, 2015.

•	The net interest margin was 3.44% for the first quarter of 2016, compared to 3.44% for the first quarter of 2015 and 3.45% for the fourth quarter of 2015.

•	During the quarter, the Company prepaid $40 million in FHLB advances and incurred prepayment penalties of $1.8 million. This transaction was funded primarily by the sale of available-for-sale mortgage-backed securities. While the combination of these transactions was revenue neutral with respect to the first quarter results, the Company expects to realize a positive impact to its net interest margin in future periods.

•	In February, the Company completed the sale of a portion of its wealth assets under management, which was accompanied by the reduction in advisor headcount by eight persons, as the Company took steps to improve the profitability of its wealth management business.

•	During the first quarter of 2016, the Company repurchased 512,000 shares at an average price of $25.90 per share as part of its existing share repurchase program.

Review of Balance Sheet and Credit Quality

Total assets grew 7% to $4.7 billion at March 31, 2016 compared to $4.4 billion at March 31, 2015. This growth was driven by a 13% increase in the loan portfolio as total loans and leases ended the period at $3.6 billion.

At March 31, 2016, combined noninterest-bearing and interest-bearing checking account balances, an important performance driver of multiple-product banking relationships with clients, increased 7% compared to balances at March 31, 2015. Total deposits and certain other short-term borrowings that comprise the funding sources derived from customers, increased 10% compared to March 31, 2015.

Tangible common equity totaled $434 million at March 31, 2016 compared to $435 million at March 31, 2015. The ratio of tangible common equity to tangible assets decreased to 9.37% at March 31, 2016 from 10.08% at March 31, 2015 due primarily to the growth in assets and share repurchases. Dividends per common share were $0.24 per share for the quarter compared to $0.22 per common share for the first quarter of 2015, a 9% increase. At March 31, 2016, the Company had a total risk-based capital ratio of 14.02%, a common equity tier 1 risk-based capital ratio of 11.92%, a tier 1 risk-based capital ratio of 12.88% and a tier 1 leverage ratio of 10.23%.

Non-performing loans totaled $36.1 million at March 31, 2016 compared to $36.0 million at March 31, 2015 and $34.5 million at December 31, 2015. The level of non-performing loans to total loans decreased to 1.01% at March 31, 2016 compared to 1.14% at March 31, 2015 due to growth in the overall loan portfolio.

Loan charge-offs, net of recoveries, totaled $0.4 million for the first quarter of 2016 compared to $0.9 million for the first quarter of 2015 and $0.6 million for the fourth quarter of 2015. The allowance for loan and lease losses represented 1.17% of outstanding loans and leases and 116% of non-performing loans at March 31, 2016 compared to 1.18% of outstanding loans and leases and 104% of non-performing loans at March 31, 2015. Non-performing loans includes accruing loans 90 days or more past due and restructured loans.

During the first quarter of 2016, the Company transferred its investments held-to-maturity portfolio, which totaled $208.3 million at December 31, 2015, to available-for-sale. These securities will provide it with additional liquidity to fund future loan growth and other corporate activities.

Income Statement Review

Net interest income for the first quarter of 2016 increased 8% compared to the first quarter of 2015. The net interest margin was 3.44% for the first quarter of both 2016 and 2015 as growth in earning assets was offset by higher funding costs.

The provision for loan and lease losses was a charge of $1.2 million for the first quarter of 2016 compared to a charge of $0.6 million for the first quarter of 2015 and a charge of $1.9 million for the fourth quarter of 2015. The current quarter’s charge reflects the growth in the loan portfolio over the prior year quarter.

Non-interest income increased to $13.4 million for the first quarter of 2016 compared to $13.2 million for the first quarter of 2015. The increase in non-interest income for the quarter compared to the prior year quarter was due primarily to $1.8 million in gains on investments securities from sales of $40 million in securities to fund the prepayment of FHLB advances discussed previously. Excluding this transaction, non-interest income decreased 12% due to a decrease in income from wealth management due to the sale of a portion of the assets under management and a decrease in income from mortgage banking due primarily to lower mortgage sales volumes.

Non-interest expenses increased 11% to $32.3 million for the first quarter of 2016 compared to $29.2 million in the first quarter of 2015. This increase was due mainly to prepayment penalties of $1.8 million for the early payoff of $40 million in high-rate FHLB advances. Excluding the prepayment penalties, non-interest expenses increased 5% due primarily to higher salaries and benefits. The non-GAAP efficiency ratio was 61.84% for the first quarter of 2016 compared to 60.53% for the first quarter of 2015.

Conference Call

The Company’s management will host a conference call to discuss its first quarter results today at 2:00 P.M. (ET). A live Web cast of the conference call is available through the Investor Relations’ section of the Sandy Spring Web site at www.sandyspringbank.com. Participants may call 1-866-235-9910. A password is not necessary. Visitors to the Web site are advised to log on 10 minutes ahead of the scheduled start of the call. An internet-based replay will be available at the Web site until 9:00 am (ET) May 5, 2016. A replay of the teleconference will be available through the same time period by calling 1-877-344-7529 under conference call number 10083087.

About Sandy Spring Bancorp, Inc.

Sandy Spring Bancorp, Inc., headquartered in Olney, Maryland, is the holding company for Sandy Spring Bank. Independent and community-oriented, Sandy Spring Bank offers a broad range of commercial banking, retail banking, mortgage and trust services throughout central Maryland, Northern Virginia, and the greater Washington, D.C. market. Through its subsidiaries, Sandy Spring Insurance Corporation and West Financial Services, Inc., Sandy Spring Bank also offers a comprehensive menu of insurance and wealth management services. With $4.7 billion in assets, the bank operates 45 community offices and six financial centers across the region. Visit www.sandyspringbank.com for more information.

For additional information or questions, please contact:

Daniel J. Schrider, President & Chief Executive Officer, or

Philip J. Mantua, E.V.P. & Chief Financial Officer

Sandy Spring Bancorp

17801 Georgia Avenue

Olney, Maryland 20832

1-800-399-5919

Email:	DSchrider@sandyspringbank.com
PMantua@sandyspringbank.com

Web site: www.sandyspringbank.com

Forward-Looking Statements

Sandy Spring Bancorp makes forward-looking statements in this news release and in the conference call regarding this news release. These forward-looking statements may include: statements of goals, intentions, earnings expectations, and other expectations; estimates of risks and of future costs and benefits; assessments of probable loan and lease losses; assessments of market risk; and statements of the ability to achieve financial and other goals.

Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Sandy Spring Bancorp does not assume any duty and does not undertake to update its forward-looking statements. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those that Sandy Spring Bancorp anticipated in its forward-looking statements and future results could differ materially from historical performance.

Sandy Spring Bancorp’s forward-looking statements are subject to the following principal risks and uncertainties: general economic conditions and trends, either nationally or locally; conditions in the securities markets; changes in interest rates; changes in deposit flows, and in the demand for deposit, loan, and investment products and other financial services; changes in real estate values; changes in the quality or composition of the Company’s loan or investment portfolios; changes in competitive pressures among financial institutions or from non-financial institutions; the Company’s ability to retain key members of management; changes in legislation, regulations, and policies; and a variety of other matters which, by their nature, are subject to significant uncertainties. Sandy Spring Bancorp provides greater detail regarding some of these factors in its Form 10-K for the year ended December 31, 2015, including in the Risk Factors section of that report, and in its other SEC reports. Sandy Spring Bancorp’s forward-looking statements may also be subject to other risks and uncertainties, including those that it may discuss elsewhere in this news release or in its filings with the SEC, accessible on the SEC’s Web site at www.sec.gov.

Sandy Spring Bancorp, Inc. and Subsidiaries

FINANCIAL HIGHLIGHTS - UNAUDITED

	Three Months Ended
	March 31,		%
(Dollars in thousands, except per share data)	2016	2015	Change
Results of Operations:
Net interest income	$36,122	$33,373	8%
Provision for loan and lease losses	1,236	597	107
Non-interest income	13,363	13,159	2
Non-interest expenses	32,317	29,244	11
Income before income taxes	15,932	16,691	(5)
Net income	10,813	11,225	(4)

Pre-tax pre-provision income	$17,168	$17,488	(2)

Return on average assets	0.93%	1.04%
Return on average common equity	8.29%	8.73%
Net interest margin	3.44%	3.44%
Efficiency ratio - GAAP basis (1)	65.31%	62.85%
Efficiency ratio - Non-GAAP basis (1)	61.84%	60.53%

Per share data:
Basic net income	$0.45	$0.45	-%
Diluted net income	$0.45	$0.45	-
Average fully diluted shares	24,222,940	25,048,576	(3)
Dividends declared per share	$0.24	$0.22	9
Book value per share	21.92	21.10	4
Tangible book value per share	18.21	17.59	4
Outstanding shares	23,827,305	24,733,868	(4)

Financial Condition at period-end:
Investment securities	$742,401	$912,565	(19)%
Loans and leases	3,560,688	3,164,706	13
Interest-earning assets	4,447,063	4,125,549	8
Assets	4,716,608	4,401,380	7
Deposits	3,412,308	3,109,892	10
Interest-bearing liabilities	3,073,605	2,818,966	9
Stockholders' equity	522,392	521,768	-

Capital ratios:
Tier 1 leverage (4)	10.23%	11.00%
Tier 1 capital to risk-weighted assets (4)	12.88%	14.01%
Total regulatory capital to risk-weighted assets (4)	14.02%	15.12%
Common equity tier 1 capital to risk-weighted assets (4)	11.92%	14.01%
Tangible common equity to tangible assets (2)	9.37%	10.08%
Average equity to average assets	11.19%	11.92%

Credit quality ratios:
Allowance for loan and lease losses to loans and leases	1.17%	1.18%
Non-performing loans to total loans	1.01%	1.14%
Non-performing assets to total assets	0.82%	0.89%
Allowance for loan and lease losses to non-performing loans	115.72%	104.05%
Annualized net charge-offs to average loans and leases (3)	0.04%	0.12%

(1)	The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional efficiency ratio - Non-GAAP basis excludes intangible asset amortization from non-interest expense; securities gains (losses) from non-interest income; OTTI; and the tax-equivalent adjustment to net interest income. See the Reconciliation Table included with these Financial Highlights.
(2)	The tangible common equity to tangible assets ratio is a non-GAAP ratio that divides assets excluding intangible assets into stockholders' equity after deducting intangible assets and other comprehensive gains (losses). See the Reconciliation Table included with these Financial Highlights.
(3)	Calculation utilizes average loans and leases, excluding residential mortgage loans held-for-sale.
(4)	Estimated ratio at March 31, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries
RECONCILIATION TABLE - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands)	2016	2015
Pre-tax pre-provision income:
Net income	$10,813	$11,225
Plus non-GAAP adjustment:
Litigation expenses	-	200
Income taxes	5,119	5,466
Provision for loan and lease losses	1,236	597
Pre-tax pre-provision income	$17,168	$17,488

Efficiency ratio - GAAP basis:
Non-interest expenses	$32,317	$29,244

Net interest income plus non-interest income	$49,485	$46,532

Efficiency ratio - GAAP basis	65.31%	62.85%

Efficiency ratio - Non-GAAP basis:
Non-interest expenses	$32,317	$29,244
Less non-GAAP adjustment:
Amortization of intangible assets	32	107
Loss on FHLB redemption	1,751	-
Litigation expenses	-	200
Non-interest expenses - as adjusted	$30,534	$28,937

Net interest income plus non-interest income	$49,485	$46,532
Plus non-GAAP adjustment:
Tax-equivalent income	1,664	1,271
Less non-GAAP adjustments:
Securities gains	1,769	-
Net interest income plus non-interest income - as adjusted	$49,380	$47,803

Efficiency ratio - Non-GAAP basis	61.84%	60.53%

Tangible common equity ratio:
Total stockholders' equity	$522,392	$521,768
Accumulated other comprehensive income	(4,233)	(2,146)
Goodwill	(84,171)	(84,171)
Other intangible assets, net	(105)	(403)
Tangible common equity	$433,883	$435,048

Total assets	$4,716,608	$4,401,380
Goodwill	(84,171)	(84,171)
Other intangible assets, net	(105)	(403)
Tangible assets	$4,632,332	$4,316,806

Tangible common equity ratio	9.37%	10.08%

Outstanding common shares	23,827,305	24,733,868
Tangible book value per common share	$18.21	$17.59

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF CONDITION - UNAUDITED

	March 31,	December 31,	March 31,
(Dollars in thousands)	2016	2015	2015
Assets
Cash and due from banks	$43,228	$46,956	$46,771
Federal funds sold	559	472	473
Interest-bearing deposits with banks	115,609	25,454	33,906
Cash and cash equivalents	159,396	72,882	81,150
Residential mortgage loans held for sale (at fair value)	27,806	15,457	13,899
Investments available-for-sale (at fair value)	704,872	592,049	657,709
Investments held-to-maturity -- fair value of $211,704 and $221,687 at December 31, 2015 and March 31, 2015, respectively	-	208,265	217,557
Other equity securities	37,529	41,336	37,299
Total loans and leases	3,560,688	3,495,370	3,164,706
Less: allowance for loan and lease losses	(41,766)	(40,895)	(37,475)
Net loans and leases	3,518,922	3,454,475	3,127,231
Premises and equipment, net	53,307	53,214	51,299
Other real estate owned	2,414	2,742	3,227
Accrued interest receivable	13,660	13,443	12,505
Goodwill	84,171	84,171	84,171
Other intangible assets, net	105	138	403
Other assets	114,426	117,208	114,930
Total assets	$4,716,608	$4,655,380	$4,401,380

Liabilities
Noninterest-bearing deposits	$1,084,746	$1,001,841	$1,017,566
Interest-bearing deposits	2,327,562	2,261,889	2,092,326
Total deposits	3,412,308	3,263,730	3,109,892
Securities sold under retail repurchase agreements and federal funds purchased	121,043	109,145	101,640
Advances from FHLB	590,000	685,000	590,000
Subordinated debentures	35,000	35,000	35,000
Accrued interest payable and other liabilities	35,865	38,078	43,080
Total liabilities	4,194,216	4,130,953	3,879,612

Stockholders' Equity
Common stock -- par value $1.00; shares authorized 50,000,000; shares issued and outstanding 23,827,305, 24,295,971 and 24,733,868 at March 31, 2016, December 31, 2015 and March 31, 2015, respectively	23,827	24,296	24,734
Additional paid in capital	163,522	175,588	186,342
Retained earnings	330,810	325,840	308,546
Accumulated other comprehensive income (loss)	4,233	(1,297)	2,146
Total stockholders' equity	522,392	524,427	521,768
Total liabilities and stockholders' equity	$4,716,608	$4,655,380	$4,401,380

Sandy Spring Bancorp, Inc. and Subsidiaries
CONDENSED CONSOLIDATED STATEMENTS OF INCOME - UNAUDITED

	Three Months Ended
	March 31,
(Dollars in thousands, except per share data)	2016	2015
Interest Income:
Interest and fees on loans and leases	$36,206	$32,139
Interest on loans held for sale	134	76
Interest on deposits with banks	53	22
Interest and dividends on investment securities:
Taxable	3,286	3,577
Exempt from federal income taxes	1,973	2,258
Interest on federal funds sold	1	-
Total interest income	41,653	38,072
Interest Expense:
Interest on deposits	1,837	1,194
Interest on retail repurchase agreements and federal funds purchased	66	50
Interest on advances from FHLB	3,374	3,236
Interest on subordinated debt	254	219
Total interest expense	5,531	4,699
Net interest income	36,122	33,373
Provision for loan and lease losses	1,236	597
Net interest income after provision for loan and lease losses	34,886	32,776
Non-interest Income:
Investment securities gains	1,769	-
Service charges on deposit accounts	1,903	1,882
Mortgage banking activities	535	1,178
Wealth management income	4,405	4,916
Insurance agency commissions	1,445	1,618
Income from bank owned life insurance	615	713
Bank card fees	1,089	1,057
Other income	1,602	1,795
Total non-interest income	13,363	13,159
Non-interest Expenses:
Salaries and employee benefits	18,230	17,299
Occupancy expense of premises	3,473	3,489
Equipment expenses	1,664	1,373
Marketing	681	531
Outside data services	1,363	1,261
FDIC insurance	637	631
Amortization of intangible assets	32	107
Litigation expenses	-	200
Other expenses	6,237	4,353
Total non-interest expenses	32,317	29,244
Income before income taxes	15,932	16,691
Income tax expense	5,119	5,466
Net income	$10,813	$11,225

Net Income Per Share Amounts:
Basic net income per share	$0.45	$0.45
Diluted net income per share	$0.45	$0.45
Dividends declared per share	$0.24	$0.22

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016	2015
(Dollars in thousands, except per share data)	Q1	Q4	Q3	Q2	Q1
Profitability for the Quarter:
Tax-equivalent interest income	$43,317	$42,736	$41,980	$40,438	$39,343
Interest expense	5,531	5,297	5,201	4,916	4,699
Tax-equivalent net interest income	37,786	37,439	36,779	35,522	34,644
Tax-equivalent adjustment	1,664	1,662	1,663	1,589	1,271
Provision for loan and lease losses	1,236	1,850	1,706	1,218	597
Non-interest income	13,363	12,243	12,390	12,109	13,159
Non-interest expenses	32,317	26,996	29,630	29,477	29,244
Income before income taxes	15,932	19,174	16,170	15,347	16,691
Income tax expense	5,119	6,372	5,175	5,014	5,466
Net income	$10,813	$12,802	$10,995	$10,333	$11,225
Financial Performance:
Pre-tax pre-provision income	$17,168	$16,638	$18,031	$16,727	$17,488
Return on average assets	0.93%	1.11%	0.96%	0.93%	1.04%
Return on average common equity	8.29%	9.73%	8.41%	8.02%	8.73%
Net interest margin	3.44%	3.45%	3.43%	3.42%	3.44%
Efficiency ratio - GAAP basis (1)	65.31%	56.22%	62.37%	64.02%	62.85%
Efficiency ratio - Non-GAAP basis (1)	61.84%	63.08%	59.73%	61.35%	60.53%
Per Share Data:
Basic net income per share	$0.45	$0.53	$0.45	$0.42	$0.45
Diluted net income per share	$0.45	$0.52	$0.45	$0.42	$0.45
Average fully diluted shares	24,222,940	24,455,847	24,602,817	24,689,762	25,048,576
Dividends declared per common share	$0.24	$0.24	$0.22	$0.22	$0.22
Non-interest Income:
Securities gains (losses)	$1,769	$16	$1	$19	$-
Service charges on deposit accounts	1,903	1,950	1,936	1,839	1,882
Mortgage banking activities	535	548	566	822	1,178
Wealth management income	4,405	4,891	4,963	5,161	4,916
Insurance agency commissions	1,445	1,029	1,648	881	1,618
Income from bank owned life insurance	615	634	618	606	713
Bank card fees	1,089	1,177	1,198	1,220	1,057
Other income	1,602	1,998	1,460	1,561	1,795
Total Non-interest Income	$13,363	$12,243	$12,390	$12,109	$13,159
Non-interest Expense:
Salaries and employee benefits	$18,230	$18,437	$17,733	$17,534	$17,299
Occupancy expense of premises	3,473	3,061	3,086	3,173	3,489
Equipment expenses	1,664	1,608	1,600	1,490	1,373
Marketing	681	735	688	942	531
Outside data services	1,363	1,331	1,329	1,102	1,261
FDIC insurance	637	641	565	654	631
Amortization of intangible assets	32	52	107	106	107
Litigation expenses	-	(4,386)	155	162	200
Professional fees	1,138	1,322	1,089	1,199	1,209
Other real estate owned expenses	17	14	48	4	10
Other expenses	5,082	4,181	3,230	3,111	3,134
Total Non-interest Expense	$32,317	$26,996	$29,630	$29,477	$29,244

(1)

The efficiency ratio - GAAP basis is non-interest expenses divided by net interest income plus non-interest income from the Condensed Consolidated Statements of Income. The traditional, efficiency ratio - non-GAAP basis excludes intangible asset amortization from non-interest expense; excludes securities gains; OTTI losses from non-interest income; and adds the tax-equivalent adjustment to net interest income.  See the Reconciliation Table included with these Financial Highlights.

Sandy Spring Bancorp, Inc. and Subsidiaries
HISTORICAL TRENDS - QUARTERLY FINANCIAL DATA - UNAUDITED

	2016	2015
(Dollars in thousands)	Q1	Q4	Q3	Q2	Q1
Balance Sheets at Quarter End:
Residential mortgage loans	$804,105	$796,358	$773,889	$744,195	$728,858
Residential construction loans	138,221	129,281	139,492	137,134	130,321
Commercial ADC loans	261,204	255,980	239,160	223,103	203,731
Commercial investor real estate loans	783,161	719,084	710,694	694,179	668,931
Commercial owner occupied real estate loans	675,560	678,027	680,601	643,973	618,846
Commercial business loans	451,239	465,765	423,855	409,795	385,452
Leasing	-	-	19	21	36
Consumer loans	447,198	450,875	444,729	436,465	428,531
Total loans and leases	3,560,688	3,495,370	3,412,439	3,288,865	3,164,706
Allowance for loan and lease losses	(41,766)	(40,895)	(39,661)	(38,713)	(37,475)
Loans held for sale	27,806	15,457	10,418	19,445	13,899
Investment securities	742,401	841,650	862,409	878,284	912,565
Interest-earning assets	4,447,063	4,378,403	4,339,375	4,222,667	4,125,549
Total assets	4,716,608	4,655,380	4,611,034	4,507,367	4,401,380
Noninterest-bearing demand deposits	1,084,746	1,001,841	1,068,299	1,092,413	1,017,566
Total deposits	3,412,308	3,263,730	3,275,668	3,247,346	3,109,892
Customer repurchase agreements	121,043	109,145	121,378	111,817	101,640
Total interest-bearing liabilities	3,073,605	3,091,034	2,973,747	2,851,750	2,818,966
Total stockholders' equity	522,392	524,427	523,594	518,873	521,768
Quarterly Average Balance Sheets:
Residential mortgage loans	$807,443	$781,015	$754,007	$734,382	$724,248
Residential construction loans	134,708	133,812	134,448	137,216	132,456
Commercial ADC loans	261,687	247,612	227,545	218,341	206,105
Commercial investor real estate loans	750,821	717,742	704,068	668,883	645,163
Commercial owner occupied real estate loans	677,786	673,883	656,337	624,407	611,722
Commercial business loans	460,903	424,510	413,300	398,510	383,111
Leasing	-	17	19	28	44
Consumer loans	451,075	448,439	441,740	434,011	425,434
Total loans and leases	3,544,423	3,427,030	3,331,464	3,215,778	3,128,283
Loans held for sale	14,036	11,951	21,070	14,075	7,053
Investment securities	810,593	840,276	869,461	898,237	925,683
Interest-earning assets	4,411,796	4,320,674	4,261,939	4,162,963	4,097,648
Total assets	4,685,747	4,594,025	4,537,142	4,438,670	4,372,988
Noninterest-bearing demand deposits	1,021,471	1,058,215	1,063,500	1,023,042	986,688
Total deposits	3,300,131	3,285,299	3,263,993	3,128,562	3,056,186
Customer repurchase agreements	110,862	125,275	121,127	106,179	90,020
Total interest-bearing liabilities	3,103,710	2,968,555	2,906,348	2,852,414	2,817,575
Total stockholders' equity	524,309	521,786	518,619	516,940	521,346
Financial Measures:
Average equity to average assets	11.19%	11.36%	11.43%	11.65%	11.92%
Investment securities to earning assets	16.69%	19.22%	19.87%	20.80%	22.12%
Loans to earning assets	80.07%	79.83%	78.64%	77.89%	76.71%
Loans to assets	75.49%	75.08%	74.01%	72.97%	71.90%
Loans to deposits	104.35%	107.10%	104.18%	101.28%	101.76%
Capital Measures:
Tier 1 leverage (1)	10.23%	10.60%	10.65%	10.83%	11.00%
Tier 1 capital to risk-weighted assets (1)	12.88%	13.13%	13.17%	13.54%	14.01%
Total regulatory capital to risk-weighted assets (1)	14.02%	14.25%	14.27%	14.65%	15.12%
Common equity tier 1 capital to risk-weighted assets (1)	11.92%	12.17%	12.20%	12.53%	14.01%
Book value per share	$21.92	$21.58	$21.44	$21.12	$21.10
Outstanding shares	23,827,305	24,295,971	24,424,944	24,562,471	24,733,868

(1)	Estimated ratio at March 31, 2016

Sandy Spring Bancorp, Inc. and Subsidiaries
LOAN PORTFOLIO QUALITY DETAIL - UNAUDITED

	2016	2015
(Dollars in thousands)	March 31,	December 31,	September 30,	June 30,	March 31,
Non-Performing Assets:
Loans and leases 90 days past due:
Commercial business	$-	$-	$-	$-	$-
Commercial real estate:
Commercial AD&C	-	-	-	-	-
Commercial investor real estate	-	-	-	-	-
Commercial owner occupied real estate	-	-	-	-	-
Leasing	-	-	1	2	-
Consumer	1	-	-	7	-
Residential real estate:
Residential mortgage	-	-	-	-	-
Residential construction	-	-	-	-	-
Total loans and leases 90 days past due	1	-	1	9	-
Non-accrual loans and leases:
Commercial business	3,741	3,696	3,881	3,285	4,166
Commercial real estate:
Commercial AD&C	147	194	194	194	1,363
Commercial investor real estate	7,885	8,368	8,609	10,023	10,083
Commercial owner occupied real estate	7,149	6,340	7,932	8,423	8,974
Leasing	-	-	-	-	-
Consumer	2,715	2,193	1,621	1,214	1,962
Residential real estate:
Residential mortgage	9,329	8,822	7,488	7,780	3,235
Residential construction	412	418	770	780	788
Total non-accrual loans and leases	31,378	30,031	30,495	31,699	30,571
Total restructured loans - accruing	4,716	4,467	6,419	5,620	5,446
Total non-performing loans and leases	36,095	34,498	36,915	37,328	36,017
Other assets and real estate owned (OREO)	2,414	2,742	2,619	4,514	3,227
Total non-performing assets	$38,509	$37,240	$39,534	$41,842	$39,244

	For the quarter ended
	March 31,	December 31,	September 30,	June 30,	March 31,
(Dollars in thousands)	2016	2015	2015	2015	2015
Analysis of Non-accrual Loan and Lease Activity:
Balance at beginning of period	$30,031	$30,495	$31,699	$30,571	$28,530
Non-accrual balances transferred to OREO	-	(423)	(180)	(1,309)	(32)
Non-accrual balances charged-off	(274)	(869)	(752)	(549)	(1,077)
Net payments or draws	(914)	(3,084)	(1,846)	(2,970)	(1,067)
Loans placed on non-accrual	2,535	3,912	1,574	5,956	4,217
Non-accrual loans brought current	-	-	-	-	-
Balance at end of period	$31,378	$30,031	$30,495	$31,699	$30,571

Analysis of Allowance for Loan Losses:
Balance at beginning of period	$40,895	$39,661	$38,713	$37,475	$37,802
Provision for loan and lease losses	1,236	1,850	1,706	1,218	597
Less loans charged-off, net of recoveries:
Commercial business	67	(128)	(25)	73	(89)
Commercial real estate:
Commercial AD&C	48	-	-	(547)	706
Commercial investor real estate	192	(4)	(5)	85	(5)
Commercial owner occupied real estate	(3)	725	104	(1)	212
Leasing	-	4	-	-	-
Consumer	54	(31)	348	395	43
Residential real estate:
Residential mortgage	15	80	342	(18)	65
Residential construction	(8)	(30)	(6)	(7)	(8)
Net charge-offs	365	616	758	(20)	924
Balance at end of period	$41,766	$40,895	$39,661	$38,713	$37,475

Asset Quality Ratios:
Non-performing loans to total loans	1.01%	0.99%	1.08%	1.13%	1.14%
Non-performing assets to total assets	0.82%	0.80%	0.86%	0.93%	0.89%
Allowance for loan losses to loans	1.17%	1.17%	1.16%	1.18%	1.18%
Allowance for loan losses to non-performing loans	115.72%	118.54%	107.44%	103.71%	104.05%
Annualized net charge-offs to average loans	0.04%	0.07%	0.09%	0.00%	0.12%

CONSOLIDATED AVERAGE BALANCES, YIELDS AND RATES - UNAUDITED

	Three Months Ended March 31,
	2016			2015
			Annualized			Annualized
	Average	(1)	Average	Average	(1)	Average
(Dollars in thousands and tax-equivalent)	Balances	Interest	Yield/Rate	Balances	Interest	Yield/Rate
Assets
Residential mortgage loans	$807,443	$6,868	3.40%	$724,248	$6,124	3.38%
Residential construction loans	134,708	1,195	3.57	132,456	1,221	3.74
Total mortgage loans	942,151	8,063	3.43	856,704	7,345	3.44
Commercial ADC loans	261,687	2,998	4.61	206,105	2,337	4.60
Commercial investor real estate loans	750,821	8,612	4.61	645,163	7,579	4.76
Commercial owner occupied real estate loans	677,786	8,085	4.80	611,722	7,165	4.99
Commercial business loans	460,903	5,013	4.37	383,111	4,212	4.38
Leasing	-	-	-	44	1	5.19
Total commercial loans and leases	2,151,197	24,708	4.62	1,846,145	21,294	4.74
Consumer loans	451,075	3,889	3.49	425,434	3,500	3.36
Total loans and leases (2)	3,544,423	36,660	4.16	3,128,283	32,139	4.19
Loans held for sale	14,036	134	3.82	7,053	76	4.33
Taxable securities	523,873	3,413	2.61	629,266	3,936	2.54
Tax-exempt securities (3)	286,720	3,056	4.26	296,417	3,170	4.34
Total investment securities	810,593	6,469	3.19	925,683	7,106	3.07
Interest-bearing deposits with banks	42,255	53	0.50	36,155	22	0.25
Federal funds sold	489	1	0.47	474	-	0.22
Total interest-earning assets	4,411,796	43,317	3.94	4,097,648	39,343	3.90

Less: allowance for loan and lease losses	(41,070)			(37,444)
Cash and due from banks	47,039			46,430
Premises and equipment, net	53,574			50,658
Other assets	214,408			215,696
Total assets	$4,685,747			$4,372,988

Liabilities and Stockholders' Equity
Interest-bearing demand deposits	$569,219	108	0.08%	$524,059	106	0.08%
Regular savings deposits	290,243	42	0.06	270,198	34	0.05
Money market savings deposits	897,034	437	0.20	831,707	273	0.13
Time deposits	522,164	1,250	0.96	443,534	781	0.71
Total interest-bearing deposits	2,278,660	1,837	0.32	2,069,498	1,194	0.23
Other borrowings	110,984	66	0.24	90,188	50	0.22
Advances from FHLB	679,066	3,374	2.00	622,889	3,236	2.11
Subordinated debentures	35,000	254	2.90	35,000	219	2.50
Total interest-bearing liabilities	3,103,710	5,531	0.72	2,817,575	4,699	0.68

Noninterest-bearing demand deposits	1,021,471			986,688
Other liabilities	36,257			47,379
Stockholders' equity	524,309			521,346
Total liabilities and stockholders' equity	$4,685,747			$4,372,988

Net interest income and spread		$37,786	3.22%		$34,644	3.22%
Less: tax-equivalent adjustment		1,664			1,271
Net interest income		$36,122			$33,373

Interest income/earning assets			3.94%			3.90%
Interest expense/earning assets			0.50			0.46
Net interest margin			3.44%			3.44%

(1)

Tax-equivalent income has been adjusted using the combined marginal federal and state rate of 39.88% for 2016 and 2015. The annualized taxable-equivalent adjustments utilized in the above table to compute yields aggregated to $1.7 million and $1.3 million in 2016 and 2015, respectively.

(2)	Non-accrual loans are included in the average balances.
(3)	Includes only investments that are exempt from federal taxes.